Exhibit 10.39


                         FIRST AMENDMENT
                               OF
                         UAL CORPORATION
                  EMPLOYEE STOCK OWNERSHIP PLAN
                 (Effective as of July 12, 1994)

          By virtue and in exercise of the amending power reserved to UAL Corporation (the "Company") under section 13.1(a) of the UAL Corporation Employee Stock Ownership Plan (Effective as of July 12, 1994) (the "Plan"), which amending power thereunder is subject to the approval of the Air Line Pilots Association, International ("ALPA") and the International Association of Machinists and Aerospace Workers (the "IAM"), the Company hereby amends the Plan, as follows, effective July 12, 1994:

          1. Section l(g), defining "ALPA Employee Group" is amended to read as follows effective July 12, 1994:

    "(g) `ALPA Employee Group' means (i) Eligible Employees who are in classifications represented by ALPA under the Railway Labor Act who are listed on the Pilots' System Seniority List or the Second Officer Eligibility Seniority List, and
    (ii) notwithstanding the fact that they are not in classifications represented by ALPA under the Railway Labor Act, Eligible Employees in the classification of Student Flight Officer who, upon completion of the necessary training, expect to become listed on the Pilots' System Seniority List or Second Officer Eligibility Seniority List."

          2. Section 1 (p), defining "Compensation," is amended by inserting the following after the first sentence thereof:

    "Except as set forth herein, a Participant's Compensation shall be credited to the Participant for the Plan Year in which the Participant received payment of such Compensation, even if the services to which the Compensation relates were performed in a prior Plan Year.

              (i) With respect to those members of the ALPA Employee Group who are paid in the month following the month in which their services are performed, Compensation has the meaning set forth in the preceding two sentences, with the following modifications: (x) with respect to the 1994 Plan Year, "Compensation" means Compensation paid during the period beginning August 1, 1994 and ending with the payment of the second regular paycheck of January, 1995 as such Compensation relates to services performed during the period beginning on July 13, 1994 and ending on December 31, 1994;
    (y) with respect to Plan Years 1995 through 1999, "Compensation" means Compensation paid during the period beginning on the day after the payment of the second regular paycheck during such Plan Year and ending with the payment of the second regular paycheck of the next Plan Year as such Compensation relates to services performed during the Plan Year; and (z) with respect to the Plan Year 2000, "Compensation" means Compensation paid during the period beginning with the day after the payment of the second regular paycheck in such year and ending with the payment of the second regular paycheck in May, 2000 as such Compensation relates to services performed during the period beginning on January 1, 2000, and ending on April 12, 2000.

              (ii)  With respect to the members of the
    Management and Salaried Group and with respect to those members of the ALPA Employee Group who are not paid in the month following the month in which their services are performed, Compensation for a particular Plan Year shall include Compensation paid in the first and second paychecks received in the next Plan Year to the extent such Compensation relates to services performed in the earlier Plan Year. For purposes of the foregoing, the Company shall determine the extent to which Compensation from the first and second paychecks received in a Plan Year relate to services performed in a particular Plan Year according to the Company's month-end time recording documents which are timely received (according to Company policies and procedures), and if such month-end time recording documents are not timely received, according to the reasonable assumptions adopted by the Company. Notwithstanding the previous two sentences, only Compensation from the first paycheck received in the next Plan Year shall count as Compensation for the earlier Plan Year if the base pay taken into account in such first paycheck solely relates to services performed in the Plan Year in which such paycheck was received.

              (iii) Notwithstanding anything to the contrary herein, no payment shall be counted as Compensation in more than one Plan Year."

          3. Section l(gg) is amended by adding the following to the end thereof:

    "An Eligible Employee who is represented by the IAM shall be a member of the Management and Salaried Group (i) from the Effective Date through October 29, 1994, for each period in which such Eligible Employee's temporary reclassification as a salaried, managerial or non-union employee is evidenced by Form UG-100 placed in the personnel record of the Eligible Employee by the Employer, including an actual change in the job code, but excluding any period during which a temporary reclassification occurs on a limited basis and is only evidenced by a payroll certification; and (ii) effective October 30, 1994, for each hour or fraction thereof during which such Eligible Employee is temporarily reclassified as a salaried, managerial or non-union employee."

          4. Section 1(yy)(i) is amended to read as follows effective July 12, 1994:

    "the product of (A) the number of hours for which the Participant earns compensation during the Plan Year (up to and including the last day of each Plan Year), but only to the extent such hours are reflected on the compensation paid during the Plan Year or on the first and second paychecks received by the Participant in the Plan Year following the Plan Year in which the compensation was earned, multiplied by (B) the difference between the "book rate of pay" as in effect immediately prior to the Effective Date and the "actual rate of pay" as in effect on the Effective Date for services performed during a Plan Year; plus"

           5. Section 1(yy)(iii) is amended to read as follows effective July 12, 1994:

    "the actual rate of pay (including the applicable overtime rates) for each hour, or fraction thereof, of lunch (or other meal) multiplied by the sum of (a) the number of days during which at least 3.5 hours are worked during a Plan Year, plus (b) the number of overtime shifts of at least two
    (2) hours worked during a Plan Year, plus (c) the number of overtime shifts of at least eight (8) hours which immediately precede or follow a regular full shift. Notwithstanding the foregoing, for any day worked prior to October 16. 1994, in lieu of the foregoing, the actual rate of pay shall be multiplied by one half hour for each day worked during the Plan Year."

           6. Section 1(yy) of the Plan shall be amended by adding the following three paragraphs to the end thereof:

    "If any hours of a Participant for compensation earned in a particular Plan Year are excluded from the calculation of the Wage Investment for that Plan Year pursuant to Section 1(yy) (i) (A) because compensation for such hours was not reflected in pay received during the Plan Year or the first or second paycheck of the following Plan Year, then such hours shall be counted towards the calculation of the Participant's Wage Investment in the Plan Year for which the Participant received payment for such hours. For purposes of the calculation of the Wage Investment for a particular Plan Year, the Company shall determine the extent to which compensation was earned in a particular Plan Year according to the Company's month-end time recording documents which are timely received (according to Company policies and procedures), and if such month-end time recording documents are not timely received, according to the reasonable assumptions adopted by the Company.

    "In clarification of the foregoing provisions of Section 1(yy) (i) (A), the Wage Investment for a member of the IAM Employee Group shall exclude (i) from the Effective Date through October 29, 1994, each period in which the temporary reclassification as a salaried, managerial or non-union employee of a member of the IAM Employee Group is evidenced by Form UG-100 placed in the personnel record of such member by the Employer, including an actual change in the job code, but excluding any periods during which a temporary reclassification occurs on a limited basis and is only evidenced by a payroll certification, and (ii) effective October 30, 1994, each hour or fraction thereof when such member is reclassified and is treated, for payroll and other purposes, as a salaried, managerial or non-union employee.

    "Notwithstanding the foregoing provisions of this Section 1(yy), only hours reflecting compensation received on the first paycheck received in the next Plan Year shall count towards calculation of the Wage Investment for an earlier Plan Year if the base pay taken into account in such first paycheck solely relates to services performed in the Plan Year in which such paycheck was received. Notwithstanding anything to the contrary herein, no hours shall be counted towards calculation of a Participant's Wage Investment in more than one Plan Year."

          7. Section 7.4(b), concerning deferred distributions, is amended by replacing the phrase "any date" with the phrase
"the last day of any month."

          IN WITNESS WHEREOF, the Company has caused this First
Amendment to be executed on December 28, 1994.

                                   UAL CORPORATION

                                   By:  /s/ Stuart I. Oran

                                         Stuart I. Oran
                                         Executive Vice President -
                                         Corporate Affairs and
                                         General Counsel

Approved by:

AIR LINE PILOTS ASSOCIATION,       INTERNATIONAL ASSOCIATION OF
INTERNATIONAL                      MACHINISTS AND AEROSPACE WORKERS


/s/ Harlow B. Osteboe               /s/ Kenneth W. Thiede